                                                                 EXHIBIT e(1)(c)


                               AMENDMENT NO. 2 TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                          SHORT-TERM INVESTMENTS TRUST
                                       AND
                             FUND MANAGEMENT COMPANY


         The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between SHORT-TERM INVESTMENTS TRUST, a Delaware statutory trust, and FUND MANAGEMENT COMPANY, a Texas corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST

CASH ASSETS PORTFOLIO

         Institutional Class

GOVERNMENT & AGENCY PORTFOLIO

         Cash Management Class
         Institutional Class
         Personal Investment Class
         Private Investment Class
         Reserve Class
         Resource Class
         Sweep Class

GOVERNMENT TAXADVANTAGE PORTFOLIO

         Cash Management Class
         Institutional Class
         Personal Investment Class
         Private Investment Class
         Reserve Class
         Resource Class
         Sweep Class

LIQUID ASSETS PORTFOLIO

         Cash Management Class
         Institutional Class
         Personal Investment Class
         Private Investment Class
         Reserve Class
         Resource Class
         Sweep Class

STIC PRIME PORTFOLIO

         Cash Management Class
         Institutional Class
         Personal Investment Class
         Private Investment Class
         Reserve Class
         Resource Class
         Sweep Class

TREASURY PORTFOLIO

         Cash Management Class
         Institutional Class
         Personal Investment Class
         Private Investment Class
         Reserve Class
         Resource Class
         Sweep Class"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: November 24, 2003

                                                    SHORT-TERM INVESTMENTS TRUST


Attest: /s/ John H. Lively                          By:     /s/ Robert H. Graham
        ----------------------------                    ------------------------
Name:   John H. Lively                              Name:   Robert H. Graham
Title:  Assistant Secretary                         Title:  President

(SEAL)


                                                    FUND MANAGEMENT COMPANY


Attest: /s/ John H. Lively                          By:    /s/ Karen Dunn Kelley
        ----------------------------                     -----------------------
Name:   John H. Lively                              Name:  Karen Dunn Kelley
Title:    Assistant Secretary                       Title: President


(SEAL)